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                                                                   EXHIBIT 10.24

                              ASSIGNMENT AGREEMENT

         AGREEMENT, made as of the 1st day of October, 1993, between Mackenzie Ivy Investor Services Corp., a Florida corporation; Ivy Fund, a Massachusetts business trust ("Trust"); and Ivy Management Inc., a Massachusetts corporation.

         WHEREAS, the Trust is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("Act"); and

         WHEREAS, the Trust consists of several portfolios or "Series"; and

         WHEREAS, the Trust and Ivy Management Inc. entered into a Transfer Agency and Shareholder Services Agreement on January 1, 1992, under which Ivy Management Inc. serves as transfer agent and shareholder services agent for the Series of the Trust; and

         WHEREAS, Ivy Management Inc. desires that its interest in the Transfer Agency and Shareholder Services Agreement be assigned to Mackenzie Ivy Investor Services Corp. and Mackenzie Ivy Investor Services Corp. desires to assume Ivy Management Inc.'s interest under the terms of the Transfer Agency and Shareholder Services Agreement; and

         WHEREAS, Ivy Management Inc. and the Trust agree to the terms of this assignment.

         NOW, THEREFORE, it is agreed as follows:

         1. ASSIGNMENT. Effective as of October 1, 1993, Ivy Management Inc. hereby assigns to Mackenzie Ivy Investor Services Corp. all of its interest in the Transfer Agency and Shareholder Services Agreement, dated January 1, 1992, to which it is a party with the Trust.

         2. PERFORMANCE OF DUTIES. Mackenzie Ivy Investor Services Corp. hereby assumes and agrees to perform all of Ivy Management Inc.'s duties and obligations under the Transfer Agency and Shareholder Services Agreement and to be subject to all of the terms and conditions of said Agreement as if they applied to Mackenzie Ivy Investor Services Corp., and Mackenzie Ivy Investor Services Corp. shall indemnify and hold harmless Ivy Management Inc. from any claim or demand made thereunder arising or incurred after the effective date designated above.

         3. CONSENT. The Trust and Ivy Management Inc. hereby consent to this assignment by Ivy Management Inc. of ------- its rights under the Transfer Agency and Shareholder Services Agreement to Mackenzie Ivy Investor Services Corp. and the assumption by Mackenzie Ivy Investor Services Corp. of Ivy Management Inc.'s interest in such Agreement and the duties and obligations






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                  thereunder, and agree, subject to the terms and conditions of said Agreement, to look to Mackenzie Ivy Investor Services Corp. for the performance of the transfer agent's and shareholder services agent's duties and obligations under said Agreement in return for the consideration provided for in said Agreement.

         4. LIMITATION OF LIABILITY OF TRUSTEES, OFFICERS, AND SHAREHOLDERS. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust, but are binding only upon the assets and property of the Trust.



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IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their duly authorized officers hereunto duly attested.

Attest:

                                        By: /s/ Michael G. Landry
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C. William Ferris, Secretary                Michael G. Landry, President

                                            Ivy Management Inc.

                                        Date: October 1, 1993

Attest:

                                        By: /s/ Michael G. Landry
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C. William Ferris, Secretary                Michael G. Landry, President

                                            Ivy Fund

                                        Date: October 1, 1993

Attest:

                                        By: /s/ Keith J, Carlson
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C. William Ferris, Secretary                Keith J. Carlson, President

                                            Mackenzie Ivy Investor
                                            Services Corp.

         Date: October 1, 1993




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